United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On April 24, 2020, First Business Financial Services, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect four Class I directors to hold office until the 2023 annual meeting of shareholders and until their successors are duly elected and qualified; (2) act upon a proposal to approve the First Business Financial Services, Inc. Employee Stock Purchase Plan; (3) approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers; and (4) to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
Of the aggregate 8,587,450 shares of the Company’s common stock issued and outstanding as of the close of business on the record date, February 28, 2020, 6,844,741 shares or 80% were represented in person or by proxy at the Annual Meeting.
At the Annual Meeting, the Company’s shareholders voted as follows:

(1)	Election of the below-named nominees to the Board of Directors of the Company (the “Board”):

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Carla C. Chavarria	6,073,592	99,169	671,980
Ralph R. Kauten	6,100,078	72,683	671,980
Gerald L. Kilcoyne	6,101,468	71,293	671,980
Daniel P. Olszewski	6,102,058	70,703	671,980

The four nominees listed above were elected by a plurality to serve on the Board. Further, each nominee received in excess of 98% of the shares voted in favor of their election.

(2)	Approval of the First Business Financial Services, Inc. Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,986,890	166,261	19,610	671,980

This matter was approved by shareholders with 97% of shares voted cast in favor of the proposal.

(3)	Approval in a non-binding, advisory vote, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,731,667	240,398	200,696	671,980

This matter was approved by shareholders with 93% of shares voted cast in favor of the proposal.

(4)	Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,839,191	2,178	3,372	0

This matter was approved by shareholders with 99% of shares voted cast in favor of the proposal.

Item 7.01. Regulation FD Disclosure.

On April 24, 2020, the Company conducted a shareholder presentation at its Annual Meeting. The presentation and audio are posted to its website www.firstbusiness.com under the “Investor Relations” section. The information included in the presentation includes voting results, an overview of the results of the Company’s response to COVID-19, stock performance and other select charts. A copy of the registrant’s presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being “furnished” pursuant to Item 7.01 of Form 8-K, and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the

Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is being furnished herewith:
99.1    Slides from Annual Meeting of Shareholders

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2020	FIRST BUSINESS FINANCIAL SERVICES, INC. By: /s/Barbara Conley Name: Barbara Conley Title: General Counsel